Exhibit 99.2
                                  ------------

                CSC Computational Materials dated March 11, 2005


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------

                  Class AF-1 Available Funds Rate Schedule (1)
                  --------------------------------------------

                    Available
                    Funds Rate      Available Funds
   Period              (%)              Rate (%)
------------     --------------    ----------------
                       (2)                 (3)
      1               7.516              7.516
      2               6.514              9.000
      3               6.304              9.000
      4               6.514              9.000
      5               6.304              9.000
      6               6.304              9.000
      7               6.514              9.000
      8               6.304              9.000
      9               6.514              9.000
     10               6.304              9.000
     11               6.302              9.000
     12               6.951              9.000
     13               6.279              9.000
     14               6.488              9.000
     15               6.278              9.000
     16               6.488              9.000
     17               6.278              9.000
     18               6.278              9.000
     19               6.488              9.000
     20               6.278              9.000
     21               6.488              9.000
     22               6.278              9.000


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 2.720%, 6-Month LIBOR stays at 3.190%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                  Class 1-AV Available Funds Rate Schedule (1)
                  --------------------------------------------

                Available
                Funds Rate     Available Funds
   Period          (%)             Rate (%)
------------  --------------  ----------------
                   (2)              (3)
    1             8.039            8.039
    2             6.967            9.000
    3             6.743            9.000
    4             6.970            9.000
    5             6.745            9.000
    6             6.746            9.000
    7             6.971            9.000
    8             6.746            9.000
    9             6.971            9.000
    10            6.748            9.000
    11            6.748            9.000
    12            7.472            9.000
    13            6.749            9.000
    14            6.974            9.000
    15            6.749            9.000
    16            6.976            9.000
    17            6.753            9.000
    18            6.755            9.000
    19            6.980            9.000
    20            6.755            9.000
    21            6.995            9.000
    22            6.930            9.000
    23            6.980            9.000
    24            7.724            9.000
    25            6.968            9.500
    26            7.192            9.500
    27            6.953            9.500
    28            7.187            9.500
    29            6.957            9.500
    30            6.955            9.500
    31            7.183            9.500
    32            6.949            9.500
    33            7.179            9.500
    34            6.990            9.500
    35            8.654            9.500
    36            9.322            9.503
    37            8.722           10.500
    38            9.015           10.500
    39            8.727           10.500
    40            9.022           10.500
    41            9.674           10.500
    42            9.724           10.500
    43            10.047          10.587
    44            9.722           10.500
    45           10.046           10.600
    46            9.722           10.500
    47            9.733           11.414
    48           10.779           12.703
    49            9.736           11.500
    50           10.060           11.859
    51            9.736           11.500
    52           10.061           11.877
    53            9.736           12.594
    54            9.737           12.650
    55           10.061           13.072
    56            9.737           12.650
    57           10.061           13.072
    58            9.737           12.653
    59            9.737           13.199
    60           10.780           14.651
    61            9.737           13.233
    62           10.062           13.674
    63            9.737           13.233
    64           10.062           13.675
    65            9.737           13.233
    66            9.737           13.233
    67           10.062           13.675
    68            9.737           13.234
    69           10.062           13.675
    70            9.737           13.234
    71            9.737           13.234
    72           10.781           14.652
    73            9.737           13.234
    74           10.062           13.675
    75            9.738           13.234
    76           10.062           13.675

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 2.720%, 6-Month LIBOR stays at 3.190%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
-------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                  Class 2-AV Available Funds Rate Schedule (1)
                  --------------------------------------------

              Available
              Funds Rate     Available Funds
  Period        (%)             Rate (%)
----------  --------------  ----------------
                  (2)               (3)
    1            7.471            7.471
    2            6.475            10.000
    3            6.266            10.000
    4            6.475            10.000
    5            6.266            10.000
    6            6.266            10.000
    7            6.475            10.000
    8            6.266            10.000
    9            6.475            10.000
    10           6.267            10.000
    11           6.266            10.000
    12           6.938            10.000
    13           6.266            10.000
    14           6.475            10.000
    15           6.266            10.000
    16           6.476            10.000
    17           6.267            10.000
    18           6.267            10.000
    19           6.476            10.000
    20           6.267            10.000
    21           6.475            10.000
    22           6.277            10.000
    23           6.333            10.000
    24           7.009            10.000
    25           6.328            10.000
    26           6.536            10.000
    27           6.323            10.000
    28           6.532            10.000
    29           6.347            10.000
    30           6.345            10.000
    31           6.554            10.000
    32           6.341            10.000
    33           6.551            10.000
    34           6.341            10.000
    35           6.363            10.000
    36           8.320            10.000
    37           7.785            10.000
    38           8.046            10.000
    39           7.788            10.000
    40           8.051            10.000
    41           7.807            10.000
    42           9.019            10.000
    43           9.320            10.000
    44           9.019            10.000
    45           9.320            10.000
    46           9.020            10.000
    47           9.021            10.000
    48           9.993            11.866
    49           9.026            11.000
    50           9.327            11.076
    51           9.026            11.000
    52           9.327            11.078
    53           9.026            11.000
    54           9.026            12.103
    55           9.327            12.507
    56           9.026            12.103
    57           9.327            12.507
    58           9.026            12.104
    59           9.026            12.115
    60           9.993            14.408
    61           9.026            13.013
    62           9.327            13.447
    63           9.026            13.013
    64           9.327            13.447
    65           9.026            13.013
    66           9.026            13.013
    67           9.327            13.447
    68           9.026            13.013
    69           9.327            13.447
    70           9.026            13.013
    71           9.026            13.013
    72           9.994            14.408
    73           9.026            13.013
    74           9.327            13.447
    75           9.026            13.013
    76           9.327            13.447

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 2.720%, 6-Month LIBOR stays at 3.190%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


                  Class 2-AV Available Funds Rate Schedule (1)
                  --------------------------------------------


              Available
              Funds Rate     Available Funds
  Period        (%)             Rate (%)
----------  --------------  ----------------
                 (2)              (3)
    1           7.542            7.542
    2           6.536            9.000
    3           6.325            9.000
    4           6.538            9.000
    5           6.327            9.000
    6           6.328            9.000
    7           6.539            9.000
    8           6.328            9.000
    9           6.539            9.000
    10          6.330            9.000
    11          6.330            9.000
    12          7.009            9.000
    13          6.331            9.000
    14          6.542            9.000
    15          6.331            9.000
    16          6.544            9.000
    17          6.333            9.000
    18          6.333            9.000
    19          6.545            9.000
    20          6.333            9.000
    21          6.548            9.000
    22          6.347            9.000
    23          6.657            9.000
    24          7.360            9.000
    25          6.636           10.000
    26          6.846           10.000
    27          6.614           10.000
    28          6.825           10.000
    29          6.608           10.000
    30          6.601           10.000
    31          6.815           10.000
    32          6.590           10.000
    33          6.808           10.000
    34          6.627           10.000
    35          8.242           10.000
    36          8.827           10.000
    37          8.260           10.000
    38          8.537           10.000
    39          8.265           10.000
    40          8.543           10.000
    41          9.033           10.000
    42          9.040           10.000
    43          9.340           10.232
    44          9.038           10.000
    45          9.339           10.249
    46          9.037           10.000
    47          9.038           11.076
    48         10.006           12.277
    49          9.038           11.090
    50          9.339           11.460
    51          9.038           11.092
    52          9.339           11.479
    53          9.038           12.215
    54          9.038           12.226
    55          9.339           12.633
    56          9.038           12.226
    57          9.339           12.633
    58          9.039           12.234
    59          9.039           12.840
    60         10.008           14.222
    61          9.040           12.845
    62          9.341           13.273
    63          9.040           12.845
    64          9.341           13.274
    65          9.040           12.846
    66          9.040           12.846
    67          9.341           13.274
    68          9.040           12.846
    69          9.341           13.274
    70          9.040           12.847
    71          9.040           12.847
    72         10.008           14.224
    73          9.040           12.847
    74          9.341           13.275
    75          9.040           12.847
    76          9.341           13.276

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 2.720%, 6-Month LIBOR stays at 3.190%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.
--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


     [OBJECT OMITTED]Countrywide(R)                                      Computational Materials for
     ------------------------------             Countrywide Asset-Backed Certificates, Series 2005-1
         SECURITIES CORPORATION
 A Countrywide Capital Markets Company
------------------------------------------------------------------------------------------------------------------------------------


           Floating Rate Subordinate Available Funds Rate Schedule(1)
           ----------------------------------------------------------

              Available
              Funds Rate     Available Funds
  Period        (%)             Rate (%)
----------  --------------  ----------------
                (2)              (3)
     1         7.700            7.700
     2         6.674            8.500
     3         6.459            8.500
     4         6.676            8.500
     5         6.460            8.500
     6         6.461            8.500
     7         6.676            8.500
     8         6.461            8.500
     9         6.677            8.500
     10        6.463            8.500
     11        6.463            8.500
     12        7.156            8.500
     13        6.463            8.500
     14        6.678            8.500
     15        6.463            8.500
     16        6.680            8.500
     17        6.465            8.500
     18        6.466            8.500
     19        6.682            8.500
     20        6.466            8.500
     21        6.688            8.500
     22        6.539            8.500
     23        6.659            8.500
     24        7.368            8.500
     25        6.648            9.500
     26        6.862            9.500
     27        6.634            9.500
     28        6.853            9.500
     29        6.643            9.500
     30        6.640            9.500
     31        6.857            9.500
     32        6.633            9.500
     33        6.853            9.500
     34        6.658            9.500
     35        7.711            9.500
     36        8.827            9.500
     37        8.259            10.500
     38        8.539            10.500
     39        8.268            10.500
     40        8.552            10.500
     41        8.854            10.500
     42        9.296            10.500
     43        9.607            10.500
     44        9.299            10.500
     45        9.611            10.500
     46        9.304            10.500
     47        9.311            10.552
     48        10.315           12.280
     49        9.320            11.500
     50        9.631            11.500
     51        9.312            11.500
     52        9.613            11.477
     53        9.293            11.805
     54        9.290            12.337
     55        9.600            12.748
     56        9.292            12.337
     57        9.601            12.748
     58        9.292            12.341
     59        9.292            12.703
     60        10.288           14.450
     61        9.292            13.051
     62        9.602            13.486
     63        9.292            13.051
     64        9.602            13.487
     65        9.292            13.051
     66        9.292            13.052
     67        9.602            13.487
     68        9.292            13.052
     69        9.602            13.487
     70        9.293            13.052
     71        9.293            13.052
     72        10.288           14.450
     73        9.293            13.052
     74        9.602            13.487
     75        9.293            13.052
     76        9.603            13.487


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 2.720%, 6-Month LIBOR stays at 3.190%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.